Exhibit 10.37


                               MORTGAGE TERM NOTE

$4,500,000.00                                             _______________, _____
                                                          Hackensack, New Jersey


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of SUMMIT BANK (the "Lender") at 210 Main Street, Hackensack, New Jersey, 07601, the
principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000.00) together with interest as herein provided and in accordance with a certain Loan and Security Agreement dated June 10, 1999, or as it may be subsequently amended, signed by the undersigned as "Borrower" ("Loan Agreement").

     This Note bears interest during each calendar month from the date hereof at a fixed rate of 7.38% percent per annum. Principal and interest is to be paid during and throughout the period of one hundred twenty (120) months in equal payments of principal and interest (calculated on a twenty year mortgage amortization basis) in the amount of thirty-six thousand two hundred three dollars and fifty-six cents ($36,203.56) by the Borrower to Lender on the first day of each month commencing on the second month following the date hereof and on the same day of each successive month thereafter. Upon the one hundred twentieth (120th) such installment payment (the "Maturity Date") the full amount of unpaid principal, together with unpaid accrued interest is due and payable.

     Interest is calculated on a daily basis upon the unpaid balance with each date representing 1/360th of a year in arrears.

     All payments on this Note are to be made in immediately available lawful money of the United States by direct charge to Borrower's deposit accounts with Lender. In addition to the provision above for direct charge of payments due, Lender is hereby authorized, in its sole discretion, to debit any other of the Borrower's accounts for payments due pursuant to the Loan Agreement. This authorization shall not affect the Borrower's obligations to pay when due all amounts payable under this Note, whether or not there are sufficient funds therefor in such accounts. The foregoing authorization is in addition to, and not in limitation of, any rights of setoff.

     In the event of Default (as defined in the Loan Agreement) interest accrues on all amounts payable hereunder at a rate equal to two (2%) percent above the fixed rate of interest provided in this Note. Borrower acknowledges that: (i) such additional rate is a material inducement to Lender to make the loans evidenced by this Note; (ii) Lender would not have made the loans evidenced by this Note in the absence of the agreement of the Borrower to pay such default rate; (iii) such additional rate represents compensation for increased risk to Lender that the loans evidenced by this Note will not be repaid; and (iv) such rate is not a penalty and represents a reasonable estimate of (a) the cost to Lender in allocating its resources (both personnel and financial) to the ongoing review, monitoring, administration and collection of the loans evidenced by this Note and (b) compensation to Lender for losses that are difficult to ascertain.


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


     In the event any payment is received by Lender more than ten (10) days after the date due, the undersigned Borrower is to pay, to the extent permitted by law, Lender a late charge of five (5%) percent of the overdue payment (but in no event to be less than $25.00 nor more than $2,500.00). Any such late charge assessed is immediately due and payable. Any payment received after 3:00 P.M. on a banking day is deemed received on the next succeeding banking day.

     Except as otherwise specified herein, each payment made under this Note is to be applied first to the payment of any expenses or charges payable pursuant to the Loan Agreement and accrued interest, and the balance only applied to principal amounts due under this Note.

     This Note is secured by such Collateral defined in and pursuant to the Loan Agreement. All terms of the Loan Agreement are incorporated herein by reference. In the event of ambiguity or inconsistency between the terms of the Loan Agreement and the terms hereof, the terms of the Loan Agreement prevail.

     In the event that this Note is prepaid prior to the Maturity Date, a prepayment premium will be payable by Borrower equal to a sum which is calculated by a formula as follows:

               (a) Multiply the outstanding principal balance which is being prepaid by the difference between the interest rate on this Note and the Reference Rate (as hereinafter defined), on a monthly basis, to arrive at a "Monthly Payment Differential"; then

               (b) Determining a present value which reflects the number of scheduled monthly payments foregone as a result of the prepayment, the size of the Monthly Payment Differential and the Reference Rate by discounting an annuity equal to the Monthly Payment Differential for the number of months remaining to and including the Maturity Date at an interest rate equal to the Reference Rate. The standard formula for the present value of an annuity will be used for this calculation.

               The Reference Rate is to be equal to the current yield to maturity, on the date five (5) days prior to prepayment, of the United States Treasury security closest in maturity to the remaining term of this Note. If there is more than one United States Treasury security with such a maturity date, the selection is to be at the average rate of such Treasury securities. There will be no discount if the Reference Rate exceeds the interest rate otherwise payable pursuant to this Note.


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     Notwithstanding the foregoing prepayment premiums,  prepayments may be made without premium, in the absence of a Default (as defined in the Loan Agreement),
(i) in amounts up to ten (10%) percent of the original  principal amount of this
Note in any given year or (ii) if the prepayment follows a refusal by the Lender to afford future financing requested in writing by the Borrower, which is subsequently provided by a financial institution under substantially similar terms as that requested of the Lender by the Borrower, and as evidenced by a written commitment received by the Borrower from an institutional lender, and such prepayment(s) are made to retire all Debt (as defined in the Loan Agreement) in full simultaneously to enable Borrower to accept such otherwise committed financing.

     The undesigned hereby waives demand, notice of non-payment, protest, and all other notices or demands whatsoever.

     Lender's books and records are prima facie evidence of the amount due pursuant to this Note and are binding upon Borrower.

     Lender is hereby authorized to fill in any blank spaces in this Note and to date this Note as of the applicable date and to correct patent errors herein.

     This Note has been executed and delivered in New Jersey and is deemed a contract made under New Jersey law.

BORROWER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE OR RELATED DOCUMENTS AS AN INDUCEMENT TO THE ACCEPTANCE BY LENDER OF THIS NOTE.


Witness:                                  OSTEOTECH, INC.
                                           A Delaware Corporation

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                  MICHAEL J. JEFFRIES
                                                  Executive Vice President


Witness:                                   OSTEOTECH INVESTMENT
                                           CORPORATION
                                           A New Jersey Corporation

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                 MICHAEL J. JEFFRIES
                                                 Executive Vice President


Signatures continued ......


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


 .................. continuation of signatures to Mortgage Term Note


Witness:                                  CAM IMPLANTS, INC.
                                          A Colorado Corporation

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                MICHAEL J. JEFFRIES
                                                Chief Financial Officer


Witness:                                  OSTEOTECH, B.V.
                                          A Company of The Netherlands

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                MICHAEL J. JEFFRIES
                                                Managing Director


Witness:                                  H.C. IMPLANTS, B.V.
                                          A Company of The Netherlands

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                MICHAEL J. JEFFRIES
                                                Managing Director


Witness:                                  CAM IMPLANTS, B.V.
                                          A Company of The Netherlands

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                MICHAEL J. JEFFRIES
                                                Managing Director


Witness:                                  OSTEOTECH/CAM SERVICES, B.V.
                                          A Company of The Netherlands

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director

Signatures continued ......




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


 .................. continuation of signatures to Mortgage Term Note



Witness:                                  OST DEVELOPPEMENT
                                          A Corporation of France

/s/ Linda M. Savoca                       By: /s/ Michael J. Jeffries
-------------------                           -----------------------------
                                                  MICHAEL J. JEFFRIES
                                                  Managing Director



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